Exhibit 10.14
FIFTH AMENDMENT TO CREDIT AGREEMENT
This Fifth Amendment to Credit Agreement (this “Fifth Amendment”) is made as of this 21st day of February, 2006 by and among
JO-ANN STORES, INC., an Ohio corporation, having a principal place of business at 5555 Darrow Road, Hudson, Ohio 44236, as Lead Borrower for the Borrowers, being said JO-ANN STORES, INC., and
FCA of Ohio, Inc., an Ohio corporation, having a principal place of business at 5555 Darrow Road, Hudson, Ohio 44236, and
House of Fabrics, Inc., a Delaware corporation, having a principal place of business at 5555 Darrow Road, Hudson, Ohio 44236, and
Jo-Ann Stores Supply Chain Management, Inc., an Ohio corporation, having a principal place of business at 5555 Darrow Road, Hudson, Ohio 44236 each of the Lenders party to the Credit Agreement (defined below) (together with each of their successors and assigns, referred to individually as a “Lender” and collectively as the “Lenders”), and
BANK OF AMERICA, N.A. (f/k/a Fleet National Bank), as Issuing Bank, a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110; and
FLEET RETAIL GROUP, LLC (f/k/a Fleet Retail Finance Inc.), as Administrative Agent and Collateral Agent for the Lenders, a Delaware limited liability company, having its principal place of business at 40 Broad Street, Boston, Massachusetts 02109; and
WACHOVIA BANK, N.A. (f/k/a Congress Financial Corporation), as Documentation Agent; and
GMAC COMMERCIAL FINANCE LLC (f/k/a GMAC Commercial Credit LLC), NATIONAL CITY BUSINESS CREDIT, INC. (f/k/a National City Commercial Finance, Inc.) AND THE CIT GROUP/BUSINESS CREDIT, INC., as Co-Agents
in consideration of the mutual covenants herein contained and benefits to be derived herefrom.
W I T N E S S E T H
     A. Reference is made to the Credit Agreement (as amended and in effect, the “Credit Agreement”) dated as of April 24, 2001 by and among the Lead Borrower, the Borrowers, the Lenders, the Issuing Bank, the Agents, the Documentation Agent and the Co-Agents.

     B. The parties to the Credit Agreement desire to modify, amend and waive certain provisions of the Credit Agreement, as provided herein.
     Accordingly, the parties hereto agree as follows:
     1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
     2. Amendments to Article I of the Credit Agreement. The provisions of Article I of the Credit Agreement are hereby amended as follows:
a.	The definition of “Appraisal Percentage” is hereby deleted in its entirety and the following substituted in its stead:

“Appraisal Percentage” means the following percentages for the periods indicated:

Period	Appraisal Percentage
January 1 through September 14 of each year and November 16 through December 31 of each year	85%

September 15 through November 15 of each year	90%
b.	The definition of “Cash Control Event” is hereby amended by deleting “$50,000,000.00” in the first line thereof and substituting “$40,000,000.00” in its stead.

c.	The definition of “Consolidated Net Worth” is hereby amended by adding the following to the end thereof:

“plus (f) the amount of any goodwill charged off during or subsequent to the Loan Parties’ Fiscal Year ending January 31, 2006.”

d.	The definition of “Inventory Advance Rate” is hereby deleted in its entirety and the following substituted in its stead:

Period	Inventory Advance Rate
January through March of each year	62.5%

April 1 through September 14 of each year and November 16 through December 31 of each year	65%

September 15 through November 15 of each year	74%

e.	The following new definition is hereby added to Article I to the Credit Agreement in appropriate alphabetical order:

“Consolidated Net Income” shall mean, with respect to the Loan Parties for any period, the net income (or loss) of the Loan Parties on a consolidated basis for such period taken as a single accounting period determined in accordance with GAAP, plus the amount of any goodwill of the Loan Parties charged off during such period (to the extent any such goodwill is included as an expense in the determination of Consolidated Net Income); provided, however, that there shall be excluded (i) the income (or loss) of a Person in which any Loan Party has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to such Loan Party during such period, (ii) the income (or loss) of a Person accrued prior to the date it becomes a Subsidiary of a Loan Party or any of such Loan Party’s Subsidiaries or is merged into or consolidated with a Loan Party or any of its Subsidiaries or that Person’s assets are acquired by such Loan Party or any of its Subsidiaries, and (iii) the income of any direct or indirect Subsidiary of a Loan Party to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter documents or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary.
     3. Amendments to Article II. The provisions of Article II of the Credit Agreement are hereby amended as follows:
a.	The provisions of Section 2.01(a)(i) of the Credit Agreement are hereby amended by deleting the number “$350,000,000” appearing therein and substituting the number “$425,000,000” in its stead.

b.	The provisions of Section 2.02(a)(vi) are hereby deleted in their entirety and the following substituted in their stead:
(vi) Shrink (an Inventory Reserve): In an amount determined by the Administrative Agent based upon the Loan Parties’ historical Shrink rate.
c.	The provisions of Section 2.05(b) of the Credit Agreement are hereby amended by deleting the number “$350,000,000” appearing therein and substituting the number “$425,000,000” in its stead.
     4. Amendment to Schedules. The Schedules to the Credit Agreement are hereby amended as follows:

a.	Schedule 1.1 is hereby deleted in its entirety and a new Schedule 1.1 in the form annexed hereto substituted in its stead.

b.	Schedule 6.11 is hereby deleted in its entirety and a new Schedule 6.11 in the form annexed hereto substituted in its stead.
              5. Conditions Precedent to Effectiveness. This Fifth Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:
a.	This Fifth Amendment shall have been duly executed and delivered by the Borrowers and the Lenders, shall be in full force and effect, and shall be in form and substance satisfactory to the Administrative Agent and the Lenders.

b.	All action on the part of the Borrowers necessary for the valid execution, delivery and performance by the Borrowers of this Fifth Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

c.	The Borrowers shall have paid to the Agent, for the pro rata benefit of the Lenders who have increased their Commitments pursuant to this Fifth Amendment, an amendment fee in an amount equal to 0.20% of the amount of the increase in each such Lender’s Commitment. The amendment fee shall be fully earned and paid by the Borrower to the Agent in full on the effective date of this Fifth Amendment. The amendment fee shall not be subject to refund or rebate under any circumstances.

d.	The Borrowers shall have paid to the Administrative Agent all other amounts due under the Loan Documents as of the effective date of this Fifth Amendment.

e.	The Borrowers shall have provided such additional instruments and documents to the Administrative Agent as the Administrative Agent and Administrative Agent’s counsel may have reasonably requested.
6. Miscellaneous.
a.	Except as otherwise expressly provided herein, all provisions of the Credit Agreement and the other Loan Documents remain in full force and effect.

b.	This Fifth Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

c.	This Fifth Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

d.	Any determination that any provision of this Fifth Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Fifth Amendment.

e.	The Borrowers shall pay on demand all costs and expenses of the Agents, including, without limitation, reasonable attorneys’ fees in connection with the preparation, negotiation, execution and delivery of this Fifth Amendment.

f.	The Borrowers warrant and represent that the Borrowers have consulted with independent legal counsel of the Borrowers’ selection in connection with this Fifth Amendment and are not relying on any representations or warranties of the Agents, the Lenders or their counsel in entering into this Fifth Amendment.

IN WITNESS WHEREOF, the parties have duly executed this Fifth Amendment as of the day and year first above written.

JO-ANN STORES, INC.
as Lead Borrower and Borrower

by	/s/ Donald R. Tomoff

Name:	Donald R. Tomoff
Title:	Vice President, Finance and Treasurer

FCA OF OHIO, INC.
as Borrower

by	/s/ Donald R. Tomoff

Name:	Donald R. Tomoff
Title:	Treasurer

HOUSE OF FABRICS, INC.
as Borrower

by	/s/ Donald R. Tomoff

Name:	Donald R. Tomoff
Title:	Treasurer

JO-ANN STORES SUPPLY CHAIN MANAGEMENT, INC.
as Borrower

by	/s/ Donald R. Tomoff

Name:	Donald R. Tomoff
Title:	Treasurer

FLEET RETAIL GROUP, LLC,
as Administrative Agent, as Collateral Agent, as Swingline Lender, and as Lender

By:	/s/ James J. Ward

James Ward
Managing Director

BANK OF AMERICA, N.A.,
as Issuing Bank

By:	/s/ James J. Ward

James Ward
Managing Director

WACHOVIA CAPITAL FINANCE CORPORATION (NEW ENGLAND), as Documentation Agent and Lender

By:	/s/ John Husson

Name:	John Husson
Title:	Director

GMAC COMMERCIAL FINANCE LLC
as Co-Agent and Lender

By:	/s/ Steven J. Brown

Name:	Steven J. Brown
Title:	Senior Vice President

NATIONAL CITY BUSINESS CREDIT, INC.
as Co-Agent and Lender

By:	/s/ Joseph L. Kwasny

Name:	Joseph L. Kwasny
Title:	Director

THE CIT GROUP/BUSINESS CREDIT, INC.
as Co-Agent and Lender

By:	/s/ Manuel Borges

Name:	Manuel Borges
Title:	Vice President

WELLS FARGO FOOTHILL, LLC
as Lender

By:	/s/ Donna Arenson

Name:	Donna Arenson
Title:	Assistant Vice President

COMERICA BANK
as Lender

By:	/s/ Timothy C. Griffin

Name:	Timothy C. Griffin
Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION
as Lender

By:	/s/ Brian P. Schwinn

Name:	Brian P. Schwinn
Title:	Duly Authorized Signatory

SIEMENS FINANCIAL SERVICES, INC.
as Lender

By:	/s/ Frank Amodio

Name:	Frank Amodio
Title:	Vice President — Credit

RZB FINANCE, LLC
as Lender

By:	/s/ Christoph Hoedl

Name:	Christoph Hoedl
Title:	Group Vice President

By:	/s/ John A. Valiska

Name:	John A. Valiska
Title:	First Vice President

US BANK N.A.
as Lender

By:	/s/ Jeffrey A. Kessler

Name:	Jeffrey A. Kessler
Title:	Vice President

KEY BANK NATIONAL ASSOCIATION
as Lender

By:	/s/ Nadine M. Eames

Name:	Nadine M. Eames
Title:	Vice President

WEBSTER BUSINESS CREDIT CORPORATION
as Lender

By:	/s/ Andrew D. Wierman

Name:	Andrew D. Wierman
Title:	Vice President

LASALLE BUSINESS CREDIT, LLC
as Lender

By:	/s/ Andrew Cerussi

Name:	Andrew Cerussi
Title:	Vice President

SCHEDULE 1.1
LENDERS AND COMMITMENTS

		Revolving
		Commitment	Commitment
Lender	Revolving Commitment	Percentage	Percentage
Fleet Retail Group, LLC	$59,500,000	14.000%	14.000%
Wachovia Capital Financial Corporation (New England)	$48,571,430	11.430%	11.430%
GMAC Commercial Finance LLC	$42,500,000	10.000%	10.000%
The CIT Group/ Business Credit, Inc.	$42,500,000	10.000%	10.000%
National City Business Credit, Inc.	$42,500,000	10.000%	10.000%
Wells Fargo Foothill, LLC	$30,357,143	7.143%	7.143%
General Electric Capital Corporation	$30,357,143	7.143%	7.143%
Key Bank National Association	$28,571,428	6.722%	6.722%
LaSalle Business Credit, Inc.	$24,285,714	5.714%	5.714%
US Bank N.A.	$20,000,000	4.706%	4.706%
Comerica Bank	$15,785,714	3.714%	3.714%
Siemens Financial Services, Inc.	$15,785,714	3.714%	3.714%
Webster Business Credit Corporation	$12,142,857	2.857%	2.857%
RZB Finance, LLC	$12,142,857	2.857%	2.857%
	$425,000,000	100%	100%

SCHEDULE 6.11
FINANCIAL PERFORMANCE COVENANTS
The Lead Borrower and its Subsidiaries will not permit their Consolidated Net Worth to be less than the following at the end of the Fiscal Periods set forth below:

Fiscal Month Ending	Required Consolidated Net Worth
February, 2006	$334,253,000	*
March, 2006	$333,240,000	*
April, 2006	$331,217,000	*
May, 2006	$328,060,000	*
June, 2006	$325,366,000	*
July, 2006	$319,006,000	*
August, 2006	$314,602,000	*
September, 2006	$317,801,000	*
October, 2006	$321,274,000	*
November, 2006	$326,841,000	*
December, 2006	$347,891,000	*
January, 2007	$345,698,000	*

Fiscal Quarter Ending	Required Consolidated Net Worth
April, 2007 and each Fiscal Quarter ending thereafter	$345,698,000 plus 50% of the quarterly Consolidated Net Income of the Loan Parties earned in Fiscal Quarters ending on or after April 2007 on a cumulative basis (with no reduction for any net loss in any Fiscal Quarter)*

*	plus, in each case, 100% of the net proceeds from any new equity issuances received from and after the Fiscal Month commencing February, 2006.